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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                               NOVEMBER 18, 1996
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               Date of Report (Date of earliest event reported)



                              ACCESS HEALTH, INC.
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            (Exact name of Registrant as specified in its charter)


   Delaware                        0-19758                    68-0163589
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(State or other           (Commission File Number)        (I.R.S. Employer
jurisdiction of                                          Identification No.)
 incorporation)

                             11020 White Rock Road
                       Rancho Cordova, California  95670
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                   (Address of principal executive offices)


                                 (916) 851-4000
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             (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         ------------------------------------

          On November 18, 1996, Access Acquisition Corp. ("Merger Sub"), a Delaware corporation and a wholly-owned subsidiary of Access Health, Inc. ("Access Health" or the "Registrant"), merged (the "Merger") with and into Informed Access Systems, Inc., a Delaware corporation ("Informed Access"), following the approval of the Merger that morning at a special meeting of Access Health's stockholders. At the effective time of the Merger ("Effective Time"), Informed Access became a wholly-owned subsidiary of Access Health. Access Health intends to combine the operations of the two corporations as soon as practicable. Informed Access is a leading provider of health care coordination products and services to the health care industry.

          Terms of the Merger.  The Merger occurred pursuant to an Agreement and
          -------------------
Plan of Reorganization dated as of September 3, 1996 (the "Merger Agreement"), by and among Access Health, Merger Sub and Informed Access. As a result of the Merger, the maximum number of shares of Common Stock of Access Health ("Access Health Common Stock") to be issued (including Access Health Common Stock to be reserved for issuance upon exercise of any of Informed Access' options to be assumed by Access Health) in exchange for the acquisition by Access Health of all outstanding shares of Common Stock of Informed Access ("Informed Access Common Stock") and Preferred Stock of Informed Access ("Informed Access Preferred Stock") and all unexpired and unexercised options to acquire Informed Access Common Stock or Informed Access Preferred Stock (collectively, "Informed Access Capital Stock") is 5,375,000.

          Conversion of Informed Access Capital Stock.  Each share of Informed
          -------------------------------------------
Access Common Stock and each share of Informed Access Preferred Stock issued and outstanding immediately prior to the Effective Time was canceled and extinguished and converted automatically into the right to receive 0.80685 of a share of Access Health Common Stock, upon surrender of the certificate representing such share of Informed Access Capital Stock in the manner provided in a letter of transmittal that has been sent to each record holder of Informed Access Capital Stock following the Effective Time, subject to the escrow provisions of the Merger Agreement described below.

          Stock Options.  At the Effective Time, each unexpired and unexercised
          -------------
option to purchase shares of Informed Access Capital Stock (each an "Informed Access Option") granted under the stock option plans and agreements of Informed Access outstanding immediately prior to the Effective Time was, in connection with the Merger, assumed by Access Health (each, an "Assumed Informed Access Option"). Each Informed Access Option so assumed by Access Health will continue to have, and be subject to, substantially the same terms and conditions set forth in the documents governing such Informed Access Option immediately prior to the Effective Time, except that (i) such Assumed Informed Access Option will be exercisable for that number of whole shares of Access Health Common Stock equal to the product of the number of shares of Informed Access Capital Stock (on an as-converted to Common Stock basis) that were purchasable under such Assumed Informed Access Option immediately prior to the Effective Time multiplied by 0.80685, rounded down to the nearest whole number of shares of Access Health Common Stock and (ii) the per share exercise price for the shares of Access Health Common Stock issuable upon exercise of such Assumed Informed Access Option will be equal to the quotient obtained by dividing the exercise price per share of Informed Access Capital Stock (on an as-converted to

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Common Stock basis) at which such Informed Access Option was exercisable immediately prior to the Effective Time by 0.80685, rounded up to the nearest whole cent.

          Stock Ownership Following the Merger. In the Merger, an aggregate of
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4,713,817 shares of Access Health Common Stock was issued to Informed Access stockholders, and Access Health assumed options exercisable for an additional 596,665 shares of Access Health Common Stock. Based upon the number of shares of Access Health Common Stock issued and outstanding as of November 15, 1996, and after giving effect to the issuance of Access Health Common Stock in connection with the Merger (assuming all shares will be released from the Escrow Fund (as defined below)), the former holders of Informed Access Capital Stock hold approximately 27.2% of Access Health's total issued and outstanding shares and holders of former Informed Access Options hold options to acquire Access Health Common Stock exercisable for approximately 3.4% of Access Health's total issued and outstanding shares (assuming the exercise of only such options).

          Escrow Fund.  In connection with the Merger, at the Effective Time,
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the Escrow Shares (as defined below) were registered in the name of and deposited with California National Association Global Escrow D.S., as escrow agent (the "Escrow Agent"), such deposit constituting the escrow fund (the "Escrow Fund"). The "Escrow Shares" are the number of shares of Access Health Common Stock equal to (a) the product of (i) 0.025 and (ii) 5,310,500 shares of Access Health Common Stock issuable in connection with the Merger minus the number of shares of Access Health Common Stock issuable for Informed Access options outstanding immediately prior to the Effective Time and the number of shares of Access Health Common Stock that would otherwise have been issuable for shares of Informed Access Capital Stock for which dissenters rights have been validly asserted, plus (b) 64,500. The Escrow Fund is available to compensate Access Health for any losses incurred by Access Health directly or indirectly as a result of any inaccuracy or breach of a representation or warranty of Informed Access contained in the Merger Agreement or any failure by Informed Access to perform or comply with any covenant contained therein. The Escrow Fund will also be used to pay 64,500 shares of Access Health Common Stock to Informed Access' financial advisors in payment of Informed Access' fees payable to its financial advisors in connection with the Merger. Informed Access stockholders will have voting rights with respect to the Escrow Shares while in escrow. Subject to resolution of unsatisfied claims of Access Health, the Escrow Fund will terminate upon the earlier of (i) six months following the closing date of the Merger or (ii) the date of the independent auditors' report for the first audit of Access Health's financial statements after the closing date of the Merger.

          Certain Federal Income Tax Considerations.  The Merger is intended to
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qualify as a reorganization under Section 368 (a) of the Internal Revenue Code of 1986, as amended, in which case no gain or loss should generally be recognized by the holders of shares of Informed Access Capital Stock on the exchange of their shares of Informed Access Capital Stock for shares of Access Health Common Stock.

          Accounting Treatment.  The Merger qualifies as a pooling of interests
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for financial reporting purposes in accordance with generally accepted accounting principles.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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    a.    Financial Statements of Business Acquired.

          The financial statements of Informed Access Systems, Inc. are unavailable as of the date of this filing. Such financial statements will be filed on or before January 31, 1997.

    b.    Pro Forma Financial Information.

          The pro forma financial information is unavailable as of the date of this filing. Such information will be filed on or before January 31, 1997.

    c.    Exhibits.

          The following exhibits are filed in accordance with Item 601 of Regulation S-K as part of this report:

          2.1 Agreement and Plan of Reorganization dated as of September 3, 1996, entered into by and among Access Health, Inc., a Delaware corporation, Informed Access Systems, Inc., a Delaware corporation, and Access Acquisition Corp., a Delaware corporation (incorporated by reference to Annex A to the Prospectus contained in Access Health's Registration Statement on Form S-4 (File No. 333-13930)).


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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ACCESS HEALTH, INC.


Dated:  November 25, 1996        By: /s/ JULIE A. BROOKS
                                     -------------------
                                        Name:  Julie A. Brooks
                                        Title:  Senior Vice President and
                                                General Counsel

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                                 EXHIBIT INDEX

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Exhibit                             Description                                   Number
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
  2.1      Access Health, Inc. Agreement and Plan of Reorganization dated as of
           September 3, 1996, entered into by and among Access Health, Inc., a
           Delaware corporation, Informed Access Systems, Inc., a Delaware corporation, and Access Acquisition Corp., a Delaware corporation
           (incorporated by reference to Annex A to the Prospectus contained in
           Access Health's Registration Statement on Form S-4 (File No. 333-
           13930)).

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